EXHIBIT 10.24

                          CONSTRUCTION LOAN AGREEMENT

      THIS CONSTRUCTION LOAN AGREEMENT made and entered into this 10th day of April, 1996, by and between HUMPHREY HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership, (the "Borrower"), and MERCANTILE-SAFE DEPOSIT & TRUST COMPANY, a Maryland banking corporation (the "Bank").

                                  WITNESSETH:

      WHEREAS, Borrower is the owner of all that parcel of land located in Pulaski County, Virginia (the "Dublin Property") more particularly described in Exhibit A-1 attached hereto and by this reference made a part hereof;

      WHEREAS, Borrower is the owner of all that parcel of land located in Dover, Kent County, Delaware (the "Dover Property" and together with the Dublin Property, the "Property"), more particularly described in Exhibit A-2 attached hereto and by this reference made a part hereof;

      WHEREAS, the Borrower has applied to the Bank for a loan in a total principal amount not to exceed Six Million Five Hundred Thousand Dollars ($6,500,000) (the "Loan"), a portion of the proceeds of which shall be used to finance the Project (as hereinafter defined); and

      WHEREAS, Bank has agreed to make the Loan on the terms and conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the premises and for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Grantor and Bank agree as follows:

                                   ARTICLE I

                             TERMS AND DEFINITIONS

      In addition to the other terms herein defined, the following terms shall have the meanings set forth in this Article I whenever used in this Agreement unless the context clearly indicates a contrary meaning:

      1.01. Act of Bankruptcy: The filing of a petition in bankruptcy under the United States Bankruptcy Code, 11 U.S.C. 101 et seq. (and all future acts supplemental thereto or amendatory thereof) or the commencement of a proceeding under any other applicable law concerning insolvency, reorganization or bankruptcy by or against the Borrower or any other guarantor, as debtor.

      1.02. Borrower's Amended Deed of Trust: Collectively, (i) that certain Second Amended and Restated Deed of Trust and Security Agreement of Borrower of even date herewith granting and conveying to Bank a lien and security interest on certain real, personal and miscellaneous property of Borrower, as more fully described therein, located in Carter County, Tennessee, and (ii) those certain Amended and Restated Deeds of Trust and Security Agreements dated of even date herewith executed by Borrower granting and conveying to Bank a lien and security interest on certain real, personal and miscellaneous property of Borrower, as more fully described in each Deed of Trust, located in (a) King George County, Virginia, (b) Prince Edward County, Virginia, and (c) Mercer County, West Virginia.


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      1.03. Building: Collectively, (i) that certain fifty (50) room hotel to be constructed on the Dublin property (individually the "Hampton Inn"), and (ii) that certain sixty-four (64) room hotel to be constructed on the Dover Property (individually, the "Comfort Inn").

      1.04. Business Day: Any day on which Bank is open for business of the nature required by this Agreement.

      1.05. Closing Date: The date of this Agreement.

      1.06. Completion Date: The date on which the Project is required to be substantially completed in accordance with the Plans and Specifications, being October 1, 1997.

      1.07. Construction Contract: Collectively, (i) the construction contract between Borrower and the Dublin General Contractor pertaining to the construction of the Dublin Improvements; and (ii) the construction contract between the Borrower and the Dover General Contractor, pertaining to the construction of the Dover Improvements.

      1.08. Deed of Trust: Collectively, (i) the Borrower's Amended Deed of Trust; (ii) the Dublin Deed of Trust; (iii) the Dover Mortgage; and (iv) the IDOT.

      1.09. Dover Mortgage: That certain Mortgage and Security Agreement dated of even date herewith executed by the Borrower granting and conveying to Bank a lien and security interest on the Dover Land and certain personal and miscellaneous property of the Borrower, as more fully described therein.

      1.10. Dublin Deed of Trust: That certain Deed of Trust and Security Agreement dated of even date herewith executed by the Borrower granting and conveying to Bank a lien and security interest on the Dublin Land and certain personal and miscellaneous property of the Borrower, as more fully described therein.

      1.11. Event of Default: Any one or more of the events described in Section
7.1 hereof.

      1.12. Guarantor: Collectively, Solomons Beacon Inn Limited Partnership, Humphrey Hospitality Trust, Inc. and James I. Humphrey.

      1.13. Guaranty: Collectively, those certain guaranty agreements dated of even date herewith executed by the Guarantor.

      1.14. General Contractor: Best & Wright, Inc. with respect to the Dublin Property (the "Dublin General Contractor") and Humphrey Construction, Inc. with respect to the Dover Property (the "Dover General Contractor").

      1.15. IDOT: That certain Indemnity Deed of Trust and Security Agreement dated of even date herewith executed by Solomons Beacon Inn Limited Partnership granting and conveying to Bank a lien and security interest on certain real, personal and miscellaneous property of Solomons Beacon Inn Limited Partnership located in Calvert County, Maryland, as more fully described therein.

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      1.16. Improvements: The Building and all other structures or buildings now or hereafter erected or placed on the Property, together with any and all alterations, additions, accessions and replacements thereof. The Improvements include those improvements on or to be on the Dublin Property (the "Dublin Improvements") and those improvements on or to be on the Dover Property (the "Dover Improvements").

      1.17. Interest Payment Date: The periodic dates described in the Note on which payments of accrued interest on all advances from time to time outstanding under the Loan shall be due and payable, being on the first calendar day of each month.

      1.18. Interest Rate: The fluctuating annual rate of interest payable from time to time on the Loan, in accordance with the Note.

      1.19. Land: Collectively, all of that real property (i) located in Pulaski County, Virginia consisting of 5.53 acres (the "Dublin Land"), and (ii) located in Kent County, Delaware, consisting of 1.323 acres (the "Dover Land"), all as more particularly described in Exhibits A-1 and A-2 attached hereto.

      1.20. Leases: Any and all leases and subleases which may have been heretofore executed or which may be hereafter executed in connection with, or for, the use and occupancy of the Project or the Property (or any part thereof), together with all extensions, renewals, modifications, amendments, supplements and substitutions thereto.

      1.21. Loan: the loan made by Bank to Borrower in the amount of Six Million Five Hundred Thousand Dollars ($6,500,000).

      1.22. Loan Documents: Collectively, this Agreement, the Note, the Deed of Trust, the Guaranty, one or more Financing Statements, and all other documents executed and delivered by Borrower, Guarantor or any other third party to evidence or secure the Loan.

      1.23. Major Subcontractor or Supplier: A contractor or supplier for the Project, performing services or providing supplies in the aggregate of more than $50,000.

      1.24. Note: That certain Second Amended and Restated Deed of Trust Note dated of even date herewith from the Borrower to the Bank evidencing the Loan.

      1.25. Other Leases: Any and all leases and subleases which may have been heretofore executed or which may be hereafter executed in connection with, or for, the use and occupancy of the Other Property (or any part thereof), together with all extensions, renewals, modifications, amendments, supplements and substitutions thereto.

      1.26. Other Property: Collectively, the property encumbered by the Borrower's Amended Deed of Trust and the IDOT.

      1.27. Plans and Specifications: Those certain plans and specifications approved or to be approved by the Bank for the Improvements.

      1.28. Prime Rate: The annual percentage rate periodically chosen and recorded by the Bank as an index, at, above and below which interest rates are established.

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      1.29. Project: Collectively, (i) the refinancing of certain indebtedness of Borrower, and (ii) the Improvements to be constructed on the Dublin Land (the "Dublin Project") and the Improvements to be constructed on the Dover Land (the "Dover Project"), which together shall consist of the construction of the Building and parking areas, together with appurtenant development activities.

      1.30. Property: Collectively, the property encumbered by the Dover Mortgage (the "Dover Property") and the Dublin Deed of Trust (the "Dublin Property").

      1.31. State: The State of Maryland.

      1.32. Supplements: Any and all extensions, renewals, modifications, amendments, supplements and substitutions.

      1.33. Title Company: Stewart Title Guaranty Company.

                               ARTICLE II

                                THE LOAN

      2.1 Loan:

            (a) Commitment--Subject to Borrower's satisfaction of the requirements and conditions set forth in this Agreement, Bank agrees to make Loan advances under the Note to Borrower from time to time prior to the Completion Date in an aggregate principal amount not to exceed $6,500,000.

            (b) Borrowing Procedure--Borrower shall give Bank at least 7 days prior notice of the amount of any proposed borrowing, and at least 2 days prior notice of the additional information with respect to such borrowing by sending a requisition request in the form specified in Section 4.1. Bank may act on any request or instruction believed by it in good faith to be genuine and authentic, and shall incur no liability to Borrower as a result thereof.

            (c) Interest--Accrued interest on the aggregate amount of advances outstanding under the Loan shall be paid on each Interest Payment Date and at maturity in accordance with the Note.

      2.2. Due Date Extension: If any payment of principal of, or interest on, the Loan falls due on a Saturday, Sunday or other day which is not a Business Day, then such due date shall be extended to the next following Business Day, and additional interest shall accrue and be payable for the period of such extension.

      2.3. Making of Payments: All payments (including prepayments) of principal of, or interest on, the Loan, shall be made in U.S. Dollars and in immediately available funds at the principal office of Bank in Baltimore, Maryland or at Banks affiliate, Citizens National Bank, in Burtonsville, Maryland. All such payments shall be made without any set-off or counterclaim, and free and clear of any restrictions or conditions, and free and clear of and without deduction for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or

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withholdings of any nature now or hereafter imposed by any governmental or other authority.

      2.4. Use of Loan Proceeds: Upon compliance with and subject to all of the terms and conditions of this Agreement, Lender will advance the Loan to or for the account of Borrower. Lender shall disburse the proceeds of the Loan so long as no Event of Default (defined herein) has occurred and is continuing, for the following purposes, and for no other purposes:

            (a) The (i) payment of the fees for filing and recording any documents, financing statements and any other curative documents that Lender may deem necessary to file for record in order to perfect or protect the liens and security interest created hereby or by any of the other Loan Documents, (ii) payment to NationsBank, for purchase of a Promissory Note of Borrower in an amount not to exceed $1,705,200, (iii) payment for labor, services, materials and supplies used or furnished in site improvement for, and in the construction of, the Project, as limited by the last two sentences of this subsection, (iv) payment for the cost of the construction, acquisition, and installation of utility services or other facilities and all real and personal property deemed necessary in connection with the Project, as limited by the last two sentences of this subsection, and (v) payment for the miscellaneous expenses incidental to any of the foregoing items, including, loan fees, legal fees, costs incurred by or on behalf of Lender and the premium on any surety bond. The loan proceeds to be advanced hereunder in connection with the Dublin Improvements shall not exceed $2,043,890, except as allowed pursuant to subsection (d) below: The Loan proceeds to be advanced hereunder in connection with the Dover Improvements shall not exceed $2,750,910 except as allowed pursuant to subsection (d) below:

            (b) Payment of any sums required to reimburse Borrower for advances made by Borrower or Grantor for any of the above items or for any other costs incurred for work done or caused to be done by it which are properly chargeable to the Project.

            (c) The cost breakdown and loan budget submitted by Borrower shall describe in sufficient detail to Lender, the application of loan proceeds for construction of the Project and such amounts of other expenses attributable to the Project. The cost breakdown and loan budget are attached hereto as Exhibit B.

            (d) Prior to beginning construction on the earlier of the Dublin Improvements or the Dover Improvements, Borrower may submit a revised budget amending the amount of funds required for one or both of the Dublin and Dover Improvements, so long as the total amount of all loan proceeds anticipated for all purposes does not exceed Six Million Five Hundred Thousand Dollars ($6,500,000). After construction has begun, in the event of a cost overrun on either the Dublin Improvements or the Dover Improvements, and a surplus of funds on the other Improvements, Borrower may submit documentation to Bank showing both the cost overrun and surplus. With Bank's prior consent, which shall not be unreasonably denied, Borrower may apply the surplus funds to offset the cost overrun, notwithstanding anything to the contrary in this Agreement.

                                  ARTICLE III

              CONDITIONS AND REQUIREMENTS FOR INITIAL LOAN ADVANCE

      The obligation of Bank to make the initial advance of Loan proceeds is subject to Borrower's satisfaction of the requirements and conditions and conditions set forth below with

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respect to either the Dublin Project or the Dover Project unless waived in writing by Bank. For purposes of the following, the Dublin Project shall be considered separate and distinct from the Dover Project unless explicitly stated otherwise:

      3.1. Delivery of Documents Prior to Advance: Bank shall have received the following documents, in form and substance satisfactory to it, and to its counsel, prior to such initial Loan advance with respect to either the Dublin or Dover Project, as the case may be;

            (a) ALTA mortgagee's title insurance policy issued on behalf of the Title Company on the Property and Improvements and on the Other Property, without exception as to survey or mechanic's or materialman's liens, guaranteeing to Bank as mortgagee a first lien on the good and marketable fee simple title thereto, subject to no other liens, and with only such other title exceptions set forth in those Commitments for Title Insurance issued by the Title Company or as Bank may approve in writing.

            (b) A current survey of the Land and the Other Property, with a metes and bounds description, certified as to accuracy, showing the location of existing and proposed easements, rights-of-way and improvements, and showing the perimeter boundaries of the Land and other Property;

            (c) Copies of the demolition, building and grading permits pretaining to the Project, public works agreements, if any, and evidence that the Project, as proposed, meets all zoning requirements for its intended use and is properly sub-divided;

            (d) Evidence that the Other Property is properly zoned and subdivided and certificates of occupancy and other operating licenses related to Other Property;

            (e) Certificates evidencing coverage for the Improvements under All Risk Builders Risk Insurance, including extended coverage, fire, collapse, flood (or evidence Property is not in a floor hazard area), vandalism and malicious mischief, naming Bank as loss payee under the mortgagee clause, in an amount acceptable to Bank, and a copy of General Contractor's public liability insurance for the Project;

            (f) Certificate of public liability insurance and Property and Casualty Insurance, where applicable, insuring Borrower's interest in the Land and Other Property as the case may be, naming Bank as loss payee or mortgagee, in amounts and with insurance companies acceptable to Bank;

            (g) Certificate of worker's compensation insurance for Borrower (unless Borrower has no employees) and General Contractor in amounts and with an insurance company acceptable to Bank for the Project;

            (h) Evidence as to the availability of adequate sewer, water and other utilities to the Project and all necessary permits therefor:

            (i) Soil test, exploratory report or other information necessary for satisfactory evidence of soil conditions with regard to the Land and the Improvements to be constructed for the Project;

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            (j) One set of the final Plans and Specifications, final project cost budget, and two copies of the site plans for the Project, all as approved by the Bank;

            (k) A fully executed copy of the Construction Contract and all contracts with architects, engineers, construction managers, Major Subcontractors and Major Suppliers then under contract for the Project;

            (l) Cost breakdown of all Project costs setting forth in such categories as reasonably required by Bank, the utilization of all proceeds of the Loan, and any additional funds available or necessary for completion of the Project, as well as as projected draw/progress schedule;

            (m) All governmental approvals and certifications required for commencement of construction of the Project;

            (n) Copies of all executed Leases and Other Leases and subordination agreements from any and all tenants;

            (o) Environmental screening report, satisfactory to Bank that the Project is free from any type of environmental hazard, hazardous substance or other similar conditions and satisfactory review by Bank of existing environmental reports on the Other Property;

            (p) An appraisal report covering the Property and updated appraisal letters covering the Other Property in form and content satisfactory to the Bank; and

            (q) Such other documents as Bank or its counsel reasonably may have requested, or as Bank may have required in the Bank's Commitment, in connection with the Loan or the Improvements.

      3.2. Delivery of Loan Documents and Fees: Borrower shall have executed and delivered to Bank at closing the Loan Documents to be executed by them, and all other documents and instruments required from Borrower in connection with the Loan. In addition, Borrower shall have paid at closing $32,500 representing the Loan fee due to Bank, together with all title insurance fees, legal fees and the fees of Bank's consulting engineer due to that date.

      3.3. Agreements with Engineer and General Contractor: Borrower's General Contractor and Engineer shall have executed and delivered to Bank at closing their agreements, pursuant to which each agrees (i) to continue performance of its contract in accordance with the terms of the contract on Bank's behalf on the occurrence of an Event of Default, if so requested by Bank, provided that Bank gives it notice of its intention to require continued performance and of Bank's intention to pay in accordance with the terms of the contract, and (ii) not to permit or execute any change order materially increasing or decreasing the cost or scope of the Project without the prior written consent of Bank, which shall not be unreasonably withheld. A "material" increase or decrease shall include any change which would result in a cost increase (or decrease) which, together with all prior unapproved changes, results in an aggregate cost increase (or decrease) of $25,000 or more.

      3.4. Legal Opinions: Bank shall have received from counsel for the Borrower, and Guarantor, legal opinions in form and substance reasonably satisfactory to Bank with respect to such matters incident to the Loan as Bank may require.

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      3.5  Representation and Warranties: The representations and warranties set forth in Article V hereof shall be true and correct in all material respects on and as of the Closing Date, and no Event of Default shall then exist under this Agreement.

      3.6. Recordation: The Deed of Trust and the related UCC financing statements and all other Loan Documents requiring filing or recordation shall have been filed or recorded in the appropriate public records as may be necessary and appropriate to evidence and perfect the liens and security interests thereby created.

      3.7. Title Insurance Policy: Bank shall have received the title insurance policy issued by the Title Company pursuant to the binder described in Section 3.1(a) hereof, in form and substance satisfactory to Bank, dated as of the Closing Date, insuring the lien of the Deed of Trust as a valid first mortgage lien, and subject only to such title exceptions as Bank has theretofore approved in writing.

                                   ARTICLE IV

                           REQUIREMENTS AND CONDITION
                             FOR ALL LOAN ADVANCES


      The obligation of Bank to make any Loan advance for construction of the Dublin Improvements or the Dover Improvements (which Improvements shall be independent of each other for purposes of this Article IV, unless explicitly stated otherwise) is subject to the Borrower's satisfaction of the following requirements and conditions:

      4.1. Submission of Disbursement Requests: Disbursements by Bank shall be made upon receipt by Bank of a requisition which (a) includes an AIA approved progress payment form which shall be signed by the General Contractor and approved by the Bank's consulting engineer, (b) prepared in trade breakdown form, and in such detail as may be reasonably required by Bank, and (c) subject to Section 4.2 hereof, shall be for no more than ninety percent (90%) of the value of the work performed and material in place in accordance with the Plans and Specifications for the appropriate Project as approved by the Bank's Inspector. Each requisition shall indicate the percentage of completion and the amounts expended or costs incurred for work done and necessary material delivered to the appropriate Project. Each requisition shall contain such details concerning the appropriate Project as Lender shall reasonably require and the certification by the Borrower that (i) none of the items for which funds are being requisitioned has formed the basis for any advance theretofore made from the proceeds of the Loan, (ii) each item for which funds are being requisitioned is a proper item to be paid from the proceeds of the Loan and is necessary in connection with the appropriate Project, (iii) no notice of any lien, right to lien or attachment upon or claim affecting the right to receive payment of, any of the monies payable under such requisition to any of the persons named therein has been received, or if any notice of any such lien, attachment or claim has been released or discharged or will be released or discharged upon payment of the requisition, (iv) such requisition contains no items representing payment on account of any retained percentages that are entitled to be retained at the date of the requisition, (v) with respect to each item for payment for labor, or materials and equipment, that the labor was actually performed or that the materials and equipment were actually furnished to the appropriate Project, (vi) such materials and equipment are not subject to any lien or security interest or the funds requisitioned are to be used to satisfy any such lien or security interest, (vii) when added to the total of prior

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requisitions for construction costs, subject to Section 4.2 hereof, does not in amount exceed ninety percent (90%) of the amount of the Loan multiplied by the percentage of the appropriate Project performed and material in place, (viii) all inspections required to be made by any public authority have been made and the appropriate Project approved, and (ix) the balance of the proceeds of the Loan not yet advanced and the Borrower's other funds deposited with Lender, if any, are sufficient to complete the appropriate Project within the Completion Date and in accordance with the Plans and Specifications.

      4.2. Retainage: Loan advances for construction costs shall be subject to the following retainage requirements: an amount equal to ten percent (10%) of each requisition shall be held back as retainage, until such time as the Improvements are ninety percent (90%) completed, as certified by Bank and Bank's consulting engineer for the Project whereupon half of the retainage will be released thereby reducing the retainage to five percent (5%). The remaining retainage shall be released upon satisfaction of the conditions specified in
Section 4.4 herein.

      4.3. Conditions to Disbursements: The obligation of Bank to make any disbursements hereunder shall be subject to satisfaction of the following requirements and conditions with respect to the particular Project:

            (a) The Borrower shall have submitted a complete and fully executed disbursement request, duly approved and certified as provided in Section 4.1 hereof, at least 7 days prior to the date funding is being requested;

            (b) In the opinion of the Bank's consulting engineer, the Project can be completed in accordance with the Plans and Specifications on or prior to the Completion Date for an amount not greater than the undisbursed portion of the Loan, as such may be modified pursuant to the conditions of Section 2.4 hereof. In the event the Borrower requests any changes in the Plans and Specifications from those approved by Bank, prior to any disbursement of loan proceeds, such changes shall be approved by Bank, and the Bank's consulting engineer;

            (c) Bank shall have received copies of all reports, as available, required to satisfy requirements of all applicable governmental agencies having jurisdiction over the Project;

            (d) No Event of Default, nor any event or state of facts which with notice or passage of time or both would constitute an Event of Default, shall then exist under the Loan Documents or under any Lease;

            (e) Bank shall receive, upon request to the Borrower, a bring-to-date title search which indicates no intervening liens or encumbrances and no other title exceptions other than those approved by Bank;

            (f) Bank shall have received waivers of liens from the General Contractor and each Major Subcontractor and Supplier for all work performed or materials included in the last previous requisition within thirty (30) days from the date of funding of said requisition or prior to the next requisition, whichever shall first occur;

            (g) As soon as footings and foundations for the Building are in, furnish Bank a location survey prepared by a registered surveyor showing the actual location of the Improvements on the Land with relation to the boundary lines thereof, and indicating that such

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location is in compliance with all setback and other applicable restrictions and all easement requirements; and

            (h) Bank shall not be required to disburse more than the maximum principal amount, as such maximum principal amount may be limited pursuant to
Section 2.4 hereof; and

            (i) Bank shall not be required to disburse more frequently than once each month per Project.

      4.4. Additional Conditions for Final Advance: In addition to all other conditions set forth in this Article IV, the obligation of Bank to make the final advance under the Loan on account of the Dublin Improvements or the Dover Improvements, including release of all retainage to such date with respect to such Improvements shall be subject to Bank's receipt of the following:

            (a) Final waivers of liens from the General Contractor and all Major Subcontractors and Suppliers;

            (b) Certificates of completion, in form and substance reasonably satisfactory to Bank from the General Contractor;

            (c) Copy of the certificate of use and occupancy (or such other certificate or permit as may be necessary to entitle Borrower to the full use and occupancy of the Improvements) issued for the appropriate Improvements;

            (d) Copies of such additional permits and licenses for operation of the appropriate Improvements as may be necessary or required by governmental authorities having jurisdiction over the appropriate Improvements;

            (e) An as-built survey acceptable to Bank;

            (f) Copies of the approved, as-built Plans and Specifications;

            (g) Permanent fire and extended coverage insurance and business interruption insurance in amount and form acceptable to Bank;

            (h) Final approval of the appropriate Improvements by any tenant under any then existing Lease, if such tenant's obligations under the Lease are contingent upon the tenant approving all or a portion of the Project.

      4.5. Insufficiency of Loan Proceeds: If at any time during the term of this Agreement, the Bank determines, after reasonable consultation with the Project architect and the Bank's consulting engineer that the remaining undisbursed portion of the Loan proceeds (as limited by Section 2.4 hereof) are insufficient for any reason to complete either the Dublin Improvements or the Dover Improvements or any part of the Improvements substantially in accordance with the Plans and Specifications, the Borrower shall, within ten (10) days after receipt of written notice thereof (including a statement of the basis for such insufficiency) from Bank, deposit with Bank or its designee such sums of money in cash (from sources other than the Loan) as reasonably may be required to eliminate such insufficiency. Any amount so deposited by the Borrower shall stand as additional security for Borrower's obligations under this Agreement, and may be disbursed at

Bank's option before any further Loan advances are made hereunder. Notwithstanding the introductory clause of this Article IV, in the event the Bank determines, after reasonable consultation with the Project architect and the Bank's consulting engineer there are insufficient funds to complete for either the Dublin or the Dover Improvements, the Bank shall not be required to make any additional advances on either Project until the deficiency is remedied.

      4.6. Authorized Disbursements: Notwithstanding any other provision of this
Article IV, the Borrower and Grantor hereby irrevocably authorizes Bank, at the option of Bank, to make disbursements of Loan proceeds (i) jointly to Borrower and to any contractor or materialmen furnishing labor, services or materials in the construction of the Project for any amounts due them in connection therewith, or (ii) directly to Bank for interest, fees and any other amounts required to be paid to Bank under the Note or the other Loan Documents. No further authorization from Borrower shall be necessary for Bank to make such direct disbursements, and all such disbursements shall satisfy pro tanto the obligation of Bank hereunder and shall be secured by the Deed of Trust.

      4.7. Disbursements Do Not Constitute Waiver: No disbursement of any Loan proceeds by Bank shall constitute a waiver of any of the conditions for disbursement contained in this Agreement nor shall such disbursement constitute an obligation of Bank to make further disbursements or, in the event the Borrower or Grantor is unable to satisfy any such condition, shall any such disbursement have the effect of precluding Bank from thereafter declaring such inability to be an Event of Default.

      4.8. Additional Advance: In the event that the aggregate amount of all advances under this Agreement, upon completion of the entire Project (including the Dublin Improvements and the Dover Improvements taken together) as required hereunder and after satisfaction of all of the conditions for the final advance, shall have been less than $6,500,000, Borrower may request and Bank shall disburse up to the lesser of (i) Five Hundred Thousand Dollars ($500,000) or
(ii) the remaining undisbursed Loan proceeds to Borrower for payment of a developer's fee. Any remaining undisbursed Loan proceeds shall be deemed advanced and simultaneously be applied to prepay the Loan in the manner set forth in the Note for prepayments.

      4.9. Stored Materials. No disbursements will be made for materials which are not physically incorporated into the Improvements, other than for materials actually delivered to the site or off-site, and stored in a place, secured and insured against theft, vandalism and other damage, all in a manner satisfactory to the Bank.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants to Bank as of the date hereof, and is deemed to represent and warrant as of the date it submits any disbursement request to Bank hereunder, that:

      5.1. Certificate and Status: The Borrower is a limited partnership in good standing in the Commonwealth of Virginia, the State of Maryland, the State of Tennessee, the State of West Virginia and the State of Delaware and all representations and warranties made by Borrower in this Agreement and in the other Loan Documents are true, complete and correct.

      5.2. Authority: The Borrower has power and authority to enter into and execute and deliver this Agreement and each of the other Loan Documents executed and delivered by it and to incur and perform the obligations provided for herein and therein (including the borrowing of the Loan), all of which have been duly authorized by all proper and necessary action and all material governmental licenses, authorizations, consents and approvals required. No consent or approval of any other person or public authority or regulatory body is required as a condition to the validity or enforceability of this Agreement or any of such other Loan Documents, or if required the same has been duly obtained.

      5.3. Binding Obligations: This Agreement and each of the other Loan Documents executed and delivered by the Borrower have been properly executed by the Borrower, constitute valid and legally binding obligations of the Borrower, and are enforceable against the Borrower, in accordance with their respective terms.

      5.4. Litigation: There is no litigation or proceeding pending or, so far as the Borrower knows, threatened before any court or administrative agency which will materially adversely affect the financial condition or operations of the Borrower or the authority of the Borrower to enter into, or the validity or enforceability of, this Agreement or any of the other Loan Documents executed and delivered by the Borrower.

      5.5. No Conflicting Agreements: There is (i) no provision of any existing mortgage, pledge, lien, security interest, charge, encumbrance, contract or agreement binding on the Borrower or affecting its property nor any judgment, decree, or order of court binding on Borrower, and (ii) to the best knowledge of the Borrower, no law, statute, rule or regulation binding upon the Borrower or affecting any of its property, which would conflict with or in any way prevent the execution, delivery or performance of the terms of this Agreement or of any of the other Loan Documents executed and delivered by the Borrower, or which would be in default or violated as a result of such execution, delivery or performance.

      5.6. Financial Information: All financial information heretofore furnished to the Bank and to the other parties to this transaction concerning the Borrower are complete and correct in all material respect, and fairly presents the financial position of the Borrower. There are no material liabilities, direct or indirect, fixed or contingent, of which the Borrower is aware except as reflected therein. There has been no material adverse change in the financial condition or operations of the Borrower since the dates of such financial information (and to the Borrower's knowledge no such material adverse change is pending or threatened), and the Borrower has not guaranteed the obligations of or made any investment in or advances to, any person except as disclosed in such information. The Borrower has good and marketable title to all of its properties and assets, and all of such properties and assets are free and clear of encumbrances (other than as permitted by the Bank), except as reflected in such information.

      5.7. Tax Returns: The Borrower has filed or caused to be filed all required federal, state and local tax returns and has paid all taxes shown on such returns as such taxes have become due. No claims have been assessed and are unpaid with respect to such taxes, except as shown in the financial information referred to in subsection 5.6 above.

      5.8. Liens on Property: There exist no mortgage, pledge, lien, security interest, charge or other encumbrances (except as permitted by Bank) on or with respect to the Property or Other Property.

      5.9. Place of Business: The Borrower has its principal place of business in the State.

      5.10. Utilities: All utility services necessary for the construction and operation of the Improvements for their intended purposes are or will be available at the boundaries of the Land, including water supply of sufficient quantity and pressure, storm and sanitary sewer facilities of adequate capacities, gas, electric and telephone facilities. The Borrower has procured, or hereby agrees to use its best efforts to procure, from the appropriate State, county, municipal, and other authorities and corporations, connection and discharge arrangements for the supply of water, gas, electricity and other utilities and sewage and industrial waste disposal for the operation of the Project.

      5.11. Roads: All roads necessary for the full utilization of the Project for their intended purposes have either been completed or the necessary rights of way therefor have either been acquired by the Borrower or the appropriate governmental authority or have been dedicated to public use and accepted by such governmental authority or will be so acquired or dedicated within a period of time satisfactory to Bank, and all necessary steps have been taken by the Borrower and such governmental authority to assure the complete construction and installation thereof in accordance with law and all applicable governmental or quasi-governmental requirements.

      5.12. Zoning, etc. The Improvements, and the use of the Project for its intended use will not violate any zoning or other ordinance, regulation or law, restrictive covenant or agreement (either now in existence or known by the Borrower to be proposed) applicable to the Property or its use, and all requirements for such use have been satisfied. The Borrower shall not initiate, join in, or consent to any change in any restrictive covenant, easement, zoning ordinance or other public or private restriction further limiting, or restricting the uses which may be made of the Property or any part thereof.

      5.13. Cost Breakdown: The cost breakdown (in trade breakdown form) for the Project supplied to Lender is complete and accurate as of the date hereof based on all information now available to the Borrower, and the Borrower has no knowledge of any material change in the amount shown thereon which is likely to occur.

      5.14. Inspection: The Borrower will permit the Bank, its agents and the Bank's inspector to enter upon the Property at all reasonable times and as often as may be reasonably requested, to inspect the Improvements and all materials to be used in connection with the construction thereof, and to examine all detailed plans and drawings which are or may be kept at the construction site.

      5.15. Maintenance and Repair of the Property; Compliance with Laws; etc. Following completion of construction of the Project, the Borrower will, at its sole cost and expense:

            (a) Maintenance and Repair. Keep and maintain the Project and each part thereof in good condition, working order and repair, and make all necessary or appropriate repairs, replacements and renewals thereto so that each part thereof shall at all times be in good condition, fit and proper for the respective purposes for which it was originally intended, erected, or installed and to insure that the security for the Loan shall not be impaired.

            (b) Obstructions. Use its best efforts to keep and maintain all portions of the Project and the sidewalks, curbs and passageways adjoining the same in a clean and orderly condition, free of dirt, rubbish, snow, ice and unlawful obstructions.

            (c) Permits, Licenses, Etc. Procure or cause to be procured, any and all necessary permits, certificates, licenses or other authorizations required for the use of the Project, and observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits, privileges, franchises and concessions which are now applicable to the Project or which may be applicable in the future.

            (d) Structural Injury, Nuisance, Waste and Other Prohibited Uses. Not use or occupy the Project or permit the same to be used or occupied in any manner which would cause structural injury to the Improvements or which would cause the value or the usefulness of the Project or any part thereof to diminish (ordinary wear and tear excepted), or which would constitute a public or private nuisance, or waste.

            (e) Compliance with Laws. Not use or occupy the Project or knowingly permit the same to be used or occupied contrary to any uniformly applicable laws affecting the Project and the occupancy, operation or use thereof, whether or not any such laws which may be hereafter enacted involve a change of policy on the part of the governmental body enacting the same; provided, however, that if such laws prohibit the use of the Property for the use of the Project contemplated hereunder, the Borrower may use the Project for any lawful purpose that is approved by the Bank; provided further that the Borrower may, at its sole cost and expense, in good faith and by appropriate and diligent proceedings, contest the validity or applicability of any such law.

      5.16. Management Agreements. There are no management agreements in effect with respect to any portion of the Property or Other Property. No management agreement shall be entered into with respect to the Property or Other Property or any portion thereof, unless such management agreement is subordinate to the lien of the Deed of Trust and approved by the Bank in writing, which approval shall not be unreasonably withheld.

                                   ARTICLE VI

                                   COVENANTS

      The Borrower covenants and agrees that, so long as any portion of the Loan remains unpaid, the Borrower will:

      6.1. Construction of Improvements: Cause the Improvements to be completed substantially in accordance with the final Plans and Specifications on or before the Completion Date, free and clear of all liens other than the Deed of Trust. The Borrower shall not permit any material changes in the Plans and Specifications without the prior written consent of the Bank's consulting engineer and all governmental authorities to whom such Plans and Specifications are required to be submitted.

      6.2 Maintenance of Property; Insurance: Keep the Improvements and all of the Property useful or necessary in the operation of the Project in good working order and condition, to insure that the security for the Loan shall not be impaired. The Borrower will obtain or cause to be obtained and maintain in full force and effect all insurance required hereby and by the Deed of Trust. Upon completion of the Project or the occupancy thereof, whichever shall first occur, the Borrower shall obtain and deliver to Bank, and thereafter maintain, policies of fire and extended coverage insurance in form and with companies satisfactory to Bank in an amount not less than the full insurable value of the Project (and in any event not less than amounts sufficient to prevent any co-insurance liability of the Borrower, or Bank) with loss payable to Bank.

      6.3. Availability of Funds: Upon request by Bank, furnish Bank satisfactory evidence that the funds necessary to complete the Project in excess of the proceeds of the Loan have been advanced by or are available to the Borrower.

      6.4. Certifications, Licenses, Permits, etc.: Obtain or cause to be obtained prior to the final advance all certifications, licenses, permits and governmental approvals as may be necessary or required to operate the Project.

      6.5. Taxes and Claims: Pay and discharge all taxes prior to the date on which penalties attach thereto, and all lawful claims which, in unpaid, might become an encumbrance upon any of their properties, subject to the right of the Borrower to contest the same in accordance with the approval of Bank. If the Borrower fails to pay any of such taxes at the time or in the manner provided in this Section, Bank may, at its option, pay such taxes and Borrower shall pay to Bank the amount of any sum so paid, with interest thereon as provided in Article VIII hereof.

      6.6. Compliance With Laws: Comply with all applicable laws.

      6.7. Books and Records: Keep and require by contract the General Contractor to keep, adequate records and books of account with respect to the Property, the Improvements, and its business in accordance with generally accepted accounting principles; and permit the Bank, by its agents, accountants, and attorneys, to visit and inspect the Property and the Improvements, to examine such records and books of account and to discuss the affairs, finances and accounts pertaining thereto with agents of the Borrower at its offices during normal business hours and at such other reasonable times as may be requested by the Bank.

      6.8. Inspection: Permit the Bank, its agents and the Bank's inspector to enter upon the Property at all reasonable times and as often as may be reasonably requested, to inspect the Improvements and all materials to be used in connection with the construction thereof, and to examine all detailed plans and drawings which are or may be kept at the construction site.

      6.9. Prohibition on Sale, Lease, etc.: Not hereafter mortgage, assign, convey, sell, lease (except under tenant leases which have first been approved in writing by Bank prior to becoming effective) or otherwise dispose of or encumber its interest in the Property, or any part thereof, or the income stream therefrom, or permit any such action to be taken, or permit any change in any controlling interest of the Borrower except as permitted pursuant to the terms of the Deed of Trust.

      6.10. Notices: Promptly give written notice to Bank (i) all litigation affecting the Borrower, the Property, the Other Property, or any portion of the Project, and (ii) all complaints and charges made by any governmental authority having jurisdiction over the Project which may materially delay or require material changes in the construction of the Improvements or otherwise impair the security of Bank.

      6.11. Payment of Obligations: Pay and discharge at or before maturity all its material obligations and liabilities, including (without limitation) tax liabilities, the costs and expenses of constructing and equipping the Improvements, and claims for labor, materials, and supplies that, if unpaid, might become liens on the Borrower's property, except such as are being contested in good faith by appropriate proceedings. The Borrower will maintain in accordance with generally accepted accounting principles appropriate reserves for the accrual of any such obligations and liabilities.

      6.12. Further Assurances: Upon request by Bank, do any act or execute any additional documents (including, but not limited to, security agreements and financing statements on any personalty owned by the Borrower and included or to be included in the Project) as may be reasonably required by Bank to confirm the lien and security interest of the Deed of Trust, or any other collateral document.

      6.13. Alterations, Additions and Improvements: Not, except for the Project, construct any additional improvements on the Property without the prior written consent of the Bank, and no portion of the Improvements, or any other improvements or equipment now or hereafter covered by the lien and security interest of this Agreement or the Deed of Trust, shall be removed, demolished or materially altered, without the prior written consent of the Bank. The Borrower will complete and pay for, within a reasonable time, any permitted structure at any time in the process of construction on the Property, and will:

            (a) Compliance With Restrictions. Construct, erect and complete any permitted improvements on any part of the Property (i) in good and workmanlike manner and substantially in accordance with all applicable laws and in accordance with the orders, rules and regulations of the National Board of Fire Underwriters, or any other body hereafter constituted exercising similar functions, (ii) entirely on lots or parcels of Property, (iii) so as not to encroach upon any easement or right of way or upon the land of others, (iv) wholly within the building restriction lines however established, and (v) so as not to violate use and other restrictions contained in prior conveyances, zoning ordinances or restrictions;

            (b) Insurance. Furnish, in connection with any such work, general public liability insurance for the benefit of the Bank, as its interest may appear, in the limits required by the Bank;

            (c) Payment. Promptly pay for all such improvements; and

            (d) Liens. Discharge or bond (to the reasonable satisfaction of Bank) any and all liens filed against the Property, and upon the request of the Bank, deposit with the Bank or court having jurisdiction a surety bond or other security satisfactory to the Bank to assure the payment for and completion of any such changes, additions, alterations, substitutions, replacements, removals or improvements.

      All such changes, additions, alterations, substitutions, replacements, removals and improvements shall become a part of the Project and subject to the lien and security interest of the Deed of Trust.

      6.16. Fees of Bank's Inspector and Engineer: Pay the reasonable fees, if any, of the Bank's inspector, attorneys, appraiser and engineer in connection with the Loan.

      6.17. Performance of Other Agreements. The Borrower shall duly and timely perform and observe all of the covenants, agreements and conditions on its part to be performed or observed pursuant to the Loan Documents in all material respects.

                                  ARTICLE VII

                               DEFAULT: REMEDIES

      7.1. Defaults. An Event of Default shall be deemed to have occurred under this Agreement on the occurrence of any one or more of the following events:

            (a) Any representation or warranty made herein or any statement or representation made in any certificate, report or opinion (including legal opinions), financial statement or other instrument furnished in connection with this Agreement (including requisitions), or any of the other Loan Documents, proves to have been incorrect in any material respect when made; or

            (b) (i) Borrower fails to pay within fifteen (15) days of when due and payable any payments or any other charges or sums on or under the Note (whether upon maturity, on any installment date, after acceleration, after notice of prepayment, or otherwise), or (ii) the Borrower fails to pay when due (subject to applicable grace period, if any) any other payment required by this Agreement or any of the other Loan Documents to be paid by the Borrower; or,

            (c) The Borrower fails to duly and promptly perform, comply with or observe any of the terms, covenants, conditions or agreements contained herein, other than pertaining to insurance requirements herein for which there shall be no such cure period, which default shall remain unremedied for thirty (30) days (or such other cure period as may be specified herein) after notice to the Borrower thereof; provided, however, that if such default be such that it cannot be corrected within thirty (30) days (or such other cure period as may be specified herein), it shall not be an Event of Default if, in the opinion of the Bank reasonably exercised, the Borrower is taking appropriate corrective action to cure the default and if such default will not, in the sole judgment of the Bank, impair the security for the Loan; or

            (d) An Event of Default occurs under the Deed of Trust or under any of the other Loan Documents; or

            (e) The Borrower fails to complete the construction of the Project on or before the Completion Date; or

            (f) The Bank's consulting engineer reasonably determines that there is not sufficient time to complete the construction of the Project on or before the Completion Date; or

            (g) Subject to conditions beyond the control of the Borrower, work on the Project (i) does not commence, with respect to the Dover Project, within sixty (60) days of the Closing Date, or with respect to the Dublin Project, within ninety (90) days of the Closing Date, or (ii) stops for a period of fifteen (15) consecutive days or (iii) is not proceeding in a manner reasonably satisfactory to the Bank; or

            (h) Any interlocutory mechanics' liens are established against the Project and are not caused to be discharged or bonded against by the Borrower within thirty (30) days after it receives notice of the establishment thereof; or

            (i) The Bank and its agents, including the Bank's consulting engineer, are not permitted, at all reasonable times, to enter upon the Property, to inspect the Project and all materials, fixtures and articles used or to be used in the construction or renovation of the Improvements, and to examine all detailed plans, show drawings and specifications which relate to the Improvements or the appurtenances thereto or to be used in the operation thereof; or the construction or renovation is not substantially in accordance with the Plans and Specifications, and the Borrower fails promptly upon notice thereof from the Bank to commence and diligently proceed to correct the same (the Bank to determine in its reasonable discretion whether the Borrower is acting promptly and diligently); or

            (j) The Borrower does not disclose to the Bank upon demand, the names of all Major Subcontractors and material Suppliers with whom the borrower has contracted for the construction of the Improvements or for the furnishing of labor or materials therefor; or

            (k) The Borrower is unable to satisfy any condition of its right to receive disbursement from the Bank for a period in excess of thirty (30) days from the date the requisition therefor is received by the Bank; or

            (l) Any survey required by the Bank during the period of construction shows any matters not approved by the Bank and such matters are not removed within thirty (30) days after notice thereof to the Borrower; or

            (m) The Borrower fails to comply with any requirement of any governmental authority having jurisdiction within thirty (30) days after notice in writing from such authority of such requirement shall have been given to the Borrower; or if any proceeding is commenced or action taken to enforce any remedy for a violation of any requirement of a governmental authority or any restrictive covenant affecting the Property or any part thereof.

      7.2. Remedies of Bank on Default: Whenever any Event of Default referred to in Section 7.1 hereof shall have occurred, the Bank may refuse or refrain from making any advance of Loan proceeds hereunder, and take such other actions against the Borrower, or Property as it may deem to be appropriate, as permitted by law. In addition, the Bank, in its sole discretion, may take any one or more of the following remedial steps:

            (a) Acceleration. Declare the unpaid principal of the Note and all interest accrued thereon, together with all other moneys payable hereunder, to be immediately due and payable, by notice in writing to that effect delivered to the Borrower, and upon such declarations, all such moneys shall become immediately due and payable, without protest, presentment, further notice or demand, all of which are expressly waived by the Borrower, at the place of payment provided in such notice, anything in this Agreement or in the Note to the contrary notwithstanding.

            (b) Legal Action.

                    (i) by mandamus or other suit, action or proceeding at law or in equity, enforce all rights of the Bank, and require the Borrower to carry out any agreement with or for the benefit of the Bank, and to perform its or their duties under this Agreement, the Deed of Trust, and the other Loan Documents;

                    (ii) bring suit upon the Note;

                    (iii) by action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Bank; or

                    (iv) take whatever action at law or in equity as may appear necessary or desirable to collect the payments and other amounts then due and thereafter to become due or to enforce performance and observance of any obligation, agreement or covenant of the Borrower or any other party under this Agreement or under any of the other Loan Documents.

            (c) Books and Records. Have access to and inspect, examine and make copies of the books and records and any and all accounts and similar data of the Borrower.

            (d) Protection of Property. Without resort to judicial process, take such steps as they deem appropriate to protect the Project from depredation or injury, including (without limitation) employment of watchmen or other protective services, and any expenses incurred by the Bank in taking such steps shall be paid by the Borrower as provided in Article VIII hereof.

            (e) Completion of Project. Lender shall have no obligation to advance any portion of the undisbursed proceeds of the Loan to Borrower. Lender may enter upon the Property for the purpose of causing the continuation or completion of the Project and causing the Borrower's obligations hereunder to be fulfilled, and for such purposes the Borrower each hereby appoints the Bank as its lawful attorney-in-fact, with full power of delegation and substitution, to act for such purpose in the Borrower's name, to:

                    (i) continue the completion of the Project,

                    (ii) avail itself and procure performance of all contracts theretofore made by the Borrower,

                    (iii) modify such contracts, or to enter into new contracts with the same or other contractors, architects, suppliers or agents, as may be reasonably necessary to complete the Project,

                    (iv) make such corrections or changes in the Plans and Specifications as may be reasonably necessary to complete the Project,

                    (v) pay, settle or compromise any bills, claims or liens incurred in connection with the completion of the Project,

                    (vi) prosecute or defend any action or proceeding in connection therewith, to execute such applications and certificates as may be required by governmental authority or any agreement by the Borrower,

                    (vii) perform any other act and execute and deliver all documents and instruments as may be appropriate for such purposes, and

                    (viii) use any funds not yet advanced hereunder or otherwise allocated or made available therefor to pay the cost thereof, it being specifically agreed that this power of attorney is a power coupled with an interest which cannot be revoked.

      Any disbursement of funds for such purposes shall be deemed disbursements pursuant to this Agreement and secured by this Agreement and the Deed of Trust. In addition, if it shall be reasonably necessary for the Bank to disburse any amounts in order to accomplish such purposes, the Borrower agrees to reimburse the Bank for the amount of such excess, together with interest thereon as provided in Article VIII hereof, and authorizes the Bank to apply funds received from the sale or rental of any portions of the Project to the repayment of such excess before the same are applied for any other purpose. Any action taken by the Bank hereunder may, in the sole discretion of the Bank, be thereafter terminated or changed, and this Agreement or any action taken hereunder shall in no way be construed as imposing any obligation upon the Bank to act or continue to act on the Borrower's behalf or otherwise to complete the Project or fulfill any obligation of the Borrower in connection with the Project.

            (f) Possession of Project. Take possession of the Project and have, hold, manage, lease and operate the same on such terms and for such period of time as the Bank may deem proper; and collect and receive all rents, income and profits of the property, with or without taking possession of the Project, with full power to make from time to time all alterations, renovations, repairs or replacements thereto as may seem proper to the Bank, and to apply such rents, income and profits to the payment of:

                    (i) the reasonable cost of such alterations, renovations, repairs and replacements and expenses incident to the taking and retaining possession of the Project and the management and operation thereof and keeping the same properly insured, and

                    (ii) all taxes and any other encumbrances which may be prior in lien or payment to the Borrower obligations hereunder, and

                    (iii) the Borrower's obligations hereunder, together with all costs and reasonable attorney's fees, in such order of priority as to any of such items as the Bank in its sole discretion may determine, any law, custom or use to the contrary notwithstanding.

            (g) Repossession of Collateral. Proceed under the Uniform Commercial Code as to all or any part of the collateral, and in conjunction therewith exercise all of the rights, remedies and powers of a secured party under the applicable Uniform Commercial Code, including, without limitation, taking possession of the collateral pursuant to Section 9-503 of the Uniform Commercial Code without resort to judicial process. Upon the occurrence of any Event of Default hereunder, the Borrower shall assemble all of the collateral, and make the same available at the Property. Any notification required by Section 9-504 of the Uniform Commercial Code shall be deemed reasonably and properly given if given in the manner specified for other notices under this Agreement, at least 15 days before any sale or other disposition of the collateral. Disposition of the collateral shall be deemed commercially reasonable if made pursuant to a public offering advertised at least twice in a newspaper of general circulation in the community where the collateral is located.

            (h) Foreclosure. Exercise its rights under the Guaranty or any other guarantor of the Loan and its rights of foreclosure and other remedies available under the Deed of Trust.

        7.3 No Remedy Exclusive; Delays or Omissions; Waiver of Breach: No action taken pursuant to this Article VII shall relieve the Borrower or any other person from its obligations hereunder or under any of the other Loan Documents, all of which shall survive any such action, and the Bank (to the extent provided above) may take whatever action at law or in equity as may appear necessary and desirable to collect the payments and other amounts then due and thereafter to become due and/or to enforce the performance and observance of any obligation, agreement or covenant of the Borrower hereunder or of any other person under any of the Loan Documents.

        No remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or under the other Loan Documents or now or hereafter existing at law or in equity or by statute. Should any right or remedy granted herein be held to be unlawful, the Bank shall be entitled to every other right and remedy provided in this Agreement and by law or in equity. No delay or omission to exercise any right or power accruing Upon any default, omission or failure of performance hereunder or under the Loan Documents shall impair any such right or power or be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In the event any agreement contained in this Agreement should be breached by the Borrower and is thereafter waived by the Bank, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach. No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the Bank. In order to entitle the Bank to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

                                  ARTICLE VIII

                                 MISCELLANEOUS

        8.1. Reimbursement of Advances Made or Other Costs Incurred by Bank: If the Borrower fails to make any payment or to perform any other of the Borrower's obligations hereunder, the Bank, after notice to and demand upon the Borrower, without waiving any default or releasing the Borrower from any of its obligations hereunder, and without being under any obligation to do so, may make such payment or perform any of the Borrower's obligations. All amounts so paid by the Bank, and all costs, fees and expenses reasonably incurred by the Bank, whether in connection with such payment or such performance or otherwise in connection with their respective duties and responsibilities under this Agreement and the other Loan Documents, shall be immediately due and payable by the Borrower upon demand therefor, as additional payments hereunder, together with interest thereon as provided in Section 8.2 below. In addition, notwithstanding anything in this Agreement to the contrary, in the event that the Borrower should default under any of the provisions of this Agreement, and the Bank should employ attorneys or incur other expenses for the collection of amounts due hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Borrower herein contained, the Borrower agrees that it will on demand therefore pay to the Bank the reasonable fees of such attorneys and such other reasonable expenses so incurred.

        8.2. Interest on Additional Payments and Reimbursements: Without limiting any other provisions for the payment of interest, additional interest, late charges, premiums or like charges under any of the Loan Documents, in any instance in which any sum other than principal, premium (if any), and interest is due from the Borrower to the Bank as a direct payment, reimbursement or otherwise, and no specific provision is made with respect to the payment of interest thereon or the rate of interest thereon is not otherwise specified, such sum shall bear interest from the date on which it becomes due until paid in full at the Interest Rate plus 2% per annum.

        8.3. Indemnification of Bank

             (a) Claims in Connection with the Project. Except where same results from the fraud, willful misconduct or negligence of Bank, (1) the Borrower shall protect, indemnify, and save harmless the Bank and its agents against and from any and all claims incurred by, or asserted or imposed against, any of them, and any loss or expense (including all attorneys' fees) in connection therewith, by reason of the Bank's participation in the financing of the construction of the Improvements, any accident, injury (including death) or damage to any person or property, however caused, resulting from, connected with or growing out of any act of commission or omission of the Borrower or any agents, assignees, contractors or subcontractors of the Borrower or any use, nonuse, possession, occupation, condition, operation, service, design, construction, acquisition, maintenance or management of, or on, or in connection with, the Project, or any part thereof, until the date this Agreement is terminated, regardless of whether such claims are against or are suffered or sustained by the Bank or its agents, (2) the Bank shall not be liable for any damage or injury occurring during the Loan term to persons or property of the Borrower or any of its agents or any other person who or which may be upon the Property, and the Borrower hereby releases the Bank from, and agrees that it shall not be liable for, and the Borrower shall hold it harmless from, any such liability, and (3) the Borrower may, and if so requested by the Bank, shall undertake to defend, at its sole cost and expense, any and all claims brought against the Bank or any of its agents in connection with any of the matters mentioned in this Section, provided that the Bank shall give the Borrower timely notice of and forward to the Borrower every demand, notice, summons or other process received with respect to any claim within the purview hereof.

             (b) Approvals of Project. Neither the approval by the Bank of the Plans and Specifications, nor any subsequent inspections or approvals of the Project during or after construction shall constitute a warranty or representation by the Bank or any of its agents as to the technical sufficiency, adequacy or safety or any structure or any of its component parts, including without limitation, any fixtures, equipment or furnishings, nor shall such approvals or inspections constitute such a warranty or representation as to the subsoil conditions or any other physical condition or feature pertaining to the Project. All acts, including any failure to act, relating to the Project by any agent, representative or designee of the Bank are performed solely for the benefit of the Bank to assure repayment of the Loan and are not for the benefit of the Borrower or the benefit of any other person.

        8.4. Nonassignability: Neither the Loan nor any advance thereunder may be assigned by Borrower without the prior written consent of Bank. Neither the Loan nor any advances hereunder shall be subject to the process of any court upon legal action by or against Borrower, its stockholders, its partners, or by or against anyone claiming under or through Borrowers or its stockholders or partners. For the purposes of this Agreement, the Loan shall remain in the custody of Bank until Borrower complies with each and all of the provisions hereof; provided, however, that nothing herein contained shall be considered as in any way modifying, affecting or subordinating the obligations heretofore given or to be given by Borrower as security for the Loan and the same shall be and remain in full force and effect, this Agreement being intended only as additional security and protection for the Loan and to assure its use for the purposes intended by Bank and Borrower.

        8.5. Liability of Bank: All conditions of the obligations of Bank hereunder, including any obligation to make disbursements under the Loan, are imposed solely and exclusively for the benefit of Bank and its successors and assigns, and no other person or entity shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Bank will refuse to disburse sums under the Loan in the absence of strict compliance with any and all thereof. No other person or entity shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Bank at any time if in its discretion it deems it desirable to do so.

        8.6. No Partnership, Joint Venture, Agency: Borrower and Bank acknowledge that the relationship between them created hereby and by the other Loan Documents is that of debtor and creditor and is not intended to be and shall not in any way be construed to be that of a partnership, joint venture, or principal and agent; and that the activities of Bank in connection with the construction and equipment of the Improvements and disbursement of the Loan shall not be deemed to make Bank a partner, joint venturer, or principal or agent of Borrower, but rather shall be deemed solely for the purpose of protecting Bank's security for the Loan.

        8.7. Notices: All notices, requests and demands upon the respective parties hereto shall be deemed to have been given or made when delivered against hand receipt or by nationally recognized overnight delivery or forty-eight (48) hours after being deposited in the United States mail, postage prepaid and certified, and addressed as follows:

             (1) If to Bank:

                  MERCANTILE-SAFE DEPOSIT & TRUST COMPANY
                  2 Hopkins Plaza - Fifth Floor
                  Baltimore, Maryland 21201
                  ATTN: Stephen A. Hall, Vice President

                  With copies to:

                  Barry C. Greenberg, Esquire
                  Rosenberg Proutt Funk & Greenberg, LLP
                  2115 First Maryland Building
                  25 South Charles Street
                  Baltimore, Maryland 21201

             (2) If to Borrower:

                 Mr. James I. Humphrey
                 The Humphrey Companies
                 12301 Old Columbia Pike
                 Silver Spring, Maryland 20904

                 With copies to:

                 Stephen A. Goldberg, Esquire
                 Gallagher, Evelius & Jones
                 Park Charles, Suite 400
                 218 North Charles Street
                 Baltimore, Maryland 21201

or to such other address with respect of any party as such party shall notify the others in writing.

        8.8. Amendment; No Implied Waiver: This Agreement may be amended, and Borrower may take any action herein prohibited, or omit to perform any act required to be performed by it, only if Borrower shall first obtain the prior written consent of Bank to such amendment, action or omission to act. No failure of Bank to exercise and no delay in exercising any right, power or privilege under this Agreement or the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

        8.9. Survival of Agreements: All agreements, covenants, representations and warranties of Borrower made in this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and the making of all disbursements hereunder, regardless of any investigation made by or on behalf of Bank.

        8.10. Entire Agreement; Successors and Assigns; Time of the Essence:
This Agreement and the other Loan Documents contain the entire terms of the agreement with respect to the Loan, and no representations, inducements, promises or agreements between Borrower and Bank not set forth herein or in the other Loan Documents shall be of any force or effect. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Bank and their respective successors and the Bank's assigns, whether so expressed or not. Time is of the essence under this Agreement.

        8.11. Severability: In case any one or more provisions contained in this Agreement or the other Loan Documents should be deemed invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected or impaired thereby and shall be enforceable to the maximum extent permitted by law.

        8.12. Descriptive Headings: The headings of the articles, sections and paragraphs of this Agreement are for the convenience of reference only, and are not considered to be a part hereof and shall not limit or otherwise affect any of the terms hereof.

        8.13. Governing Law: This Agreement is made, executed and delivered in the State of Maryland, and Maryland law shall govern its interpretation, performance and enforcement.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

        IN WITNESS WHEREOF, the Borrower and Bank have caused this Agreement to be executed and delivered as of the day and year first above written.

WITNESS:                            MERCANTILE-SAFE DEPOSIT & TRUST
                                    COMPANY


/S/ [ILLEGIBLE SIGNATURE]           By: /s/ Stephen A. Hall               (SEAL)
    ---------------------                ----------------------------------
                                            Stephen A. Hall, Vice President

                                    HUMPHREY HOSPITALITY LIMITED
                                    PARTNERSHIP

/s/ [ILLEGIBLE SIGNATURE]           By: /S/ James I. Humphrey             (SEAL)
    ---------------------               -----------------------------------
                                            James I. Humphrey, President